Exhibit 10.50

FIRST AMENDMENT TO

MEMBERSHIP INTERESTS PURCHASE AGREEMENT

This FIRST AMENDMENT TO MEMBERSHIP INTERESTS PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 22, 2010 (the “Amendment Date”), by and among Lakeshore Aqua Rental LLC, an Illinois limited liability company (“Seller 1”) and Magellan Aqua LLC, an Illinois limited liability company (“Seller 2” and together with Seller 1, collectively, “Seller”), and Behringer Harvard Multifamily OP I LP, a Delaware limited partnership (“Purchaser”).

RECITALS:

A.                                   Seller and Purchaser entered into that certain Membership Interests Purchase Agreement dated as of September 3, 2010  (the “Agreement”), regarding the Aqua at Lakeshore East tower located in Chicago, Illinois, and the direct and indirect owners thereof, as more particularly described in the Agreement; and

B.                                     Seller and Purchaser desire to amend the Agreement as set forth below.

AGREEMENTS:

NOW, THEREFORE, in consideration of $10.00 and the mutual agreements herein contained, and in reliance thereon, Seller and Purchaser hereby agree as follows:

1.                                       Defined Terms.  Except as expressly defined in this Amendment, all capitalized terms have the meanings assigned in the Agreement.

2.                                       Inspection Period.  The Inspection Period shall expire at 11:59 p.m. (prevailing Central Time) on October 1, 2010.

3.                                       Miscellaneous.

(a)                                  Except as amended by this Amendment, the provisions of the Agreement remain unchanged.  The provisions of this Amendment will control over any conflicts with the provisions of the Agreement.

(b)                                 The parties may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the Amendment Date.

PURCHASER:

BEHRINGER HARVARD MULTIFAMILY OP I LP,

a Delaware limited partnership

By:	BHMF, Inc.,
a Delaware corporation
its general partner

	By:	/s/ Robert T. Poynter
	Name:	Robert T. Poynter
	Title:	Vice President

First Amendment to

Membership Interests Purchase Agreement

Signature Pages

SELLER 1:

LAKESHORE AQUA RENTAL LLC,

an Illinois limited liability company

By:	/s/ David J. Carlins
Name:	David J. Carlins
Title:	Authorized Signatory

SELLER 2:

MAGELLAN AQUA LLC,

an Illinois limited liability company

By:	/s/ David J. Carlins
Name:	David J. Carlins
Title:	Authorized Signatory

JOINDER

The undersigned joins in the execution and delivery of this Amendment to evidence its consent to and agreement with the provisions of this Amendment.

AQUA AT LSE:

AQUA AT LAKESHORE EAST LLC,

an Illinois limited liability company

By:	/s/ David J. Carlins
Name:	David J. Carlins
Title:	Authorized Signatory

First Amendment to

Membership Interests Purchase Agreement

Signature Pages